UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2020

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2020, Ecoark Holdings, Inc., a Nevada corporation (the “Company”), filed with the Nevada Secretary of State a Certificate of Amendment to Articles of Incorporation (the “Certificate of Amendment”) to decrease the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), from 40,000,000 shares to 30,000,000 shares, in each case on a post reverse-split basis. The Certificate of Amendment was effective upon filing. Following the effectiveness of the Certificate of Amendment, the Company is authorized to issue 35,000,000 shares of capital stock, consisting of (i) 30,000,000 shares of Common Stock, and (ii) 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with designations, rights and preferences as may be determined from time to time by the Board of Directors. Except as specified otherwise, the share amounts in this Current Report on Form 8-K give effect to the recently implemented 1-for-5 reverse stock split of the issued and outstanding shares of Common Stock (the “Reverse Split”) and a simultaneous proportionate reduction of the number of shares of Common Stock the Company is authorized to issue, as discussed in more detail in the Current Report on Form 8-K filed on December 16, 2020.

The Certificate of Amendment and the reduction in the number of authorized shares of Common Stock contemplated by the Certificate of Amendment had been previously approved by the Board of Directors of the Company and by the Company’s stockholders at the special meeting of stockholders held on December 29, 2020 (the “Special Meeting”).

The foregoing description of the Certificate of Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2020, the Special Meeting was held. The following proposals were submitted to a vote by the Company’s stockholders at the Special Meeting: (i) the ratification of the amendment to the Articles of Incorporation of the Company to increase the number of shares of Common Stock the Company is authorized to issue from 20,000,000 shares to 40,000,000 shares, on a post-Reverse Split basis (the “Authorized Capital Increase”) (Proposal 1); (ii) approval of an amendment to the Articles of Incorporation to decrease the number of shares of Common Stock the Company is authorized to issue from 40,000,000 shares to 30,000,000 shares, on a post-Reverse Split basis, if the Authorized Capital Increase is ratified (Proposal 2); (iii) approval of an amendment to the Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 20,000,000 shares to 30,000,000 shares, on a post-Reverse Split basis, if the Authorized Capital Increase is not ratified (Proposal 3), and (iv) approval of an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the other proposals before the Special Meeting (Proposal 4). All of these proposals were described in more detail in the Company’s revised definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2020.

As of the close of business on December 2, 2020, the record date for the Special Meeting (the “Record Date”), there were 107,857,616 shares (or approximately 21,571,524 shares on a post-Reverse Split basis) of Common Stock outstanding. Each holder of record of the Common Stock as of the Record Date was entitled to one vote for each share held, except that pursuant to Section NRS 78.0296 of the Nevada Revised Statutes, for purposes of the ratification of the Authorized Capital Increase (Proposal 1), we were required to disregard the voting power of all shares of Common Stock issued in excess of 100,000,000 shares (or 20,000,000 shares on a post-Reverse Split basis) (the “Disregarded Shares”) when determining the total number of our outstanding shares entitled to vote on the ratification of the Authorized Capital Increase (Proposal 1) and the total number of shares that need to be voted in favor of such ratification to make the same effective.

90,065,139 shares (or approximately 18,013,028 shares on a post-Reverse Split basis), including 7,000,051 Disregarded Shares (or approximately 16,613,018 on a post-Reverse Split basis), were represented in person or by proxy at the Special Meeting, and therefore a quorum was present.

Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders, except for the proposals rendered moot as discussed below. Set forth below are the voting results on each matter submitted to the stockholders at the Special Meeting. The voting results on Proposal 1 take into account, as required by Section NRS 78.0296 of the Nevada Revised Statutes, our disregarding for all purposes the votes represented by the shares of Common Stock issued following the Authorized Capital Increase submitted for ratification by the stockholders at the Special Meeting.

The voting results set forth below, including the number of votes cast for or against each proposal and the number of abstentions, are presented on a pre-Reverse Split basis.

Proposal 1. The Company’s stockholders ratified the Authorized Capital Increase.

Votes For	Votes Against	Abstentions
81,229,910	1,574,216	260,962

The number of votes cast for or against this Proposal 1 and the number of abstentions, exclude a total of 7,000,051 votes attributable to the Disregarded Shares.

Proposal 2. The Company’s stockholders approved an amendment to the Articles of Incorporation to decrease the number of shares of Common Stock the Company is authorized to issue from 40,000,000 shares to 30,000,000 shares.

Votes For	Votes Against	Abstentions
88,571,688	1,249,173	244,278

Because based on the tabulated preliminary voting results there were sufficient votes at the time of the Special Meeting for Proposal 1 and Proposal 2 to be approved, Proposal 3 or Proposal 4 were rendered moot and no vote was taken on these proposals at the Special Meeting.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

January 4, 2021	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

4